EXHIBIT 10.26

                       FIRST AMENDMENT
                           TO THE
           IR EXECUTIVE DEFERRED COMPENSATION PLAN


       WHEREAS,   Ingersoll-Rand  Company,  a   New   Jersey
corporation  adopted the IR Executive Deferred  Compensation
Plan  (the "Plan") which was originally effective on January
1, 1997; and

      WHEREAS, Ingersoll-Rand Company reserved the right at any time and from time to time to amend the Plan in accordance with Section 9.1 of the Plan; and

      WHEREAS, the Plan has been amended and restated most recently effective January 1, 2001; and

     WHEREAS, Ingersoll-Rand Company, acting on authority of its Board of Directors and shareholders, desires to amend the Plan.

      NOW, THEREFORE, the Plan shall be amended in the following respects effective as of the date hereof or such other dates as noted below:

      1. Section 1 of the Plan, "Statement of Purpose", is hereby amended as of the Effective Time as follows in its entirety:

     "STATEMENT OF PURPOSE

      The purpose of the IR Executive Deferred Compensation Plan (the "Plan") is to further increase the mutuality of interest between Ingersoll-Rand Company (the "Company"), its employees, the employees of a Participating Employer and members of Ingersoll-Rand Company Limited by providing a select group of management and highly compensated employees of the Company or a Participating Employer the opportunity to elect to defer receipt of cash compensation. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. The Plan, originally known as the Ingersoll-Rand Company Executive Deferred Compensation and Stock Bonus Plan, became effective on January 1, 1997 and was amended and restated effective January 1, 2001."

      2. Section 2.3 of the Plan, "Base Salary", is hereby amended and restated as of the Effective Time as follows in its entirety:

      "2.3 `Base Salary' means a Participant's annual base salary, excluding bonuses, commissions, incentive compensation and all other remuneration for services rendered to the Company or a Participating Employer and prior to a reduction for any salary contributions to a plan established pursuant to Code Section 125 or qualified pursuant to Code Section 401(k)."

      3. Section 2.7 of the Plan, "Change in Control," is hereby amended as of the date hereof by adding the following to the end thereof:

      "Notwithstanding any other provision of  this  Section
2.7 or any other provisions of the Plan to the contrary, none of the transactions contemplated by the Merger Agreement which are undertaken by (i) Ingersoll-Rand Company or its affiliates prior to or as of the Effective Time or
(ii) Ingersoll-Rand Company Limited or its affiliates on or after the Effective Time shall trigger, constitute or be deemed a Change in Control. On and after the Effective Time, solely for proposes of this Section 2.7, the term `Company' shall mean Ingersoll-Rand Company Limited."

      4. Section 2.12 of the Plan, "Disability", is hereby amended and restated as of the Effective Time as follows in its entirety:

     "2.12   `Disability' means the Participant is  eligible
to receive benefits under a long-term disability plan maintained by the Company or a Participating Employer."

     5. Section 2.19 of the Plan, "Eligible Employee", is hereby amended and restated as of the Effective Time as follows in its entirety:

     "2.19 `Eligible Employee' means an Elected Officer or an individual who is among a select group of management and highly compensated employees of the Company or a Participating Employer who has been selected by the Administrative Committee, in its sole and absolute discretion, to participate in the Plan."

     6. Section 2.22 of the Plan is hereby amended and restated in its entirety as of the Effective Time:

     "2.22 `IR Stock' means the Class A common shares, par value $1,00 per share, of Ingersoll-Rand Company Limited, a Bermuda company."

     7.    A  new  Section 2.24A of the Plan, "Participating
Employer" is hereby added as of the Effective Time as follows in its entirety:

     "2.24A   `Participating Employer' means any  direct  or
indirect parent, subsidiary or affiliate of the Company."

     8. Section 2.28 of the Plan, "Service", is hereby amended and restated as of the Effective Time as follows in its entirety:

     "2.28   `Service'  means periods of  service  with  the
Company  or  a Participating Employer as determined  by  the
Administrative   Committee  in   its   sole   and   absolute
discretion."

     9. Section 2 of the Plan is hereby amended as of the date hereof to include the following new sections for additional definitions in proper alphabetical progression:

     "2.16A       `Effective Time' means the Effective  Time
as such time as defined in the Merger Agreement."

     "2.23A `Merger Agreement' means that certain Agreement and Plan of Merger among the Company, Ingersoll-Rand Company Limited, and IR Merger Corporation dated as of October 31, 2001, pursuant to which the Company will become an indirect wholly-owned subsidiary of Ingersoll-Rand Company Limited."

     10.   Section 7.6 of the Plan, "Form of Payments of  IR
Stock", is hereby amended as of the Effective Time by adding the following to the end thereof:

     "Each share of IR Stock acquired by the Plan after the Effective Time may be purchased for the Plan on the open market or may be issued directly to the Plan by Ingersoll-Rand Company Limited, in the sole and exclusive discretion of Ingersoll-Rand Company Limited."

     11. A new section 7.3A of the Plan, "Transfer of Employment", is hereby added as of the Effective Time as follows in its entirety:

     "7.3A Transfer of Employment. Notwithstanding any provision of Sections 7.1, 7.2 or 7.3 to the contrary, a Participant shall not be considered to have terminated employment during a Plan Year, if such Participant is continuously employed during that Plan Year by the Company, a Participating Employer, or any subsidiaries or affiliates of a Participating Employer, or any combination thereof."

     12. The last sentence of Section 10.1 of the Plan, "Unsecured General Creditor", is hereby amended and restated as of the Effective Time as follows:

     "No Participant shall have any rights or privileges of a stockholder of the Company or of a member of Ingersoll-Rand Company Limited under the Plan, including as a result of the crediting of units to a Participant's IR Stock Account or Supplemental Contribution Account, except at such time as distribution is actually made from the Participant's IR Stock Account or Supplemental Contribution Account, as applicable."

     13.   Section  10.4  of  the  Plan,  "No  Contract   of
Employment", is hereby amended and restated as of the Effective Time as follows in its entirety:

     "No Contract of Employment. The establishment of the Plan or any modification hereof shall not give any
Participant or other person the right to remain in the service of the Company, a Participating Employer, or any subsidiaries or affiliates of a Participating Employer, and all Participants and other persons shall remain subject to discharge to the same extent as if the Plan had never been adopted."

     14. Except as specifically set forth herein, all other terms of the Plan shall remain in full force and effect and are hereby ratified in all respects.


IN  WITNESS  WHEREOF, Ingersoll-Rand Company and  Ingersoll-
Rand   Company  Limited  have  had  their  duly   authorized
representatives sign this Amendment on December 31, 2001.

                         INGERSOLL-RAND COMPANY


                         By:  /S/
                              Ronald G. Heller
                              Vice President and Secretary


     The Plan, as amended herein, is hereby acknowledged and accepted by Ingersoll-Rand Company Limited as of the Effective Time, as defined above, solely for the purpose of Ingersoll-Rand Company Limited issuing its Class A common shares, in its sole and exclusive discretion, in order to pay benefits to eligible employees as defined in and pursuant to the provisions of the Plan.


                         INGERSOLL-RAND COMPANY LIMITED


                         By:  /S/
                              Gerald E. Swimmer
                              President